LEASE AGREEMENT

     THIS LEASE AGREEMENT (the "Lease Agreement"), dated as of March 20, 1998, by and between WATERFORD INDUSTRIAL DEVELOPMENT AGENCY (the "Agency"), a public benefit corporation of the State of New York having its office at 65 Broad Street, Town Hall, Waterford, New York 12188 and the Grand LLC (the "Company"), a limited liability company duly organized and existing under the laws of the State of New York with an office at 135 Engineers Road, Hauppauge, New York 11788.

                               W I T N E S S E T H:

     WHEREAS, Title 1 of Article 18-A of the General Municipal Law of the State of New York (the "Enabling Act") was duly enacted into law as Chapter 1030 of the Laws of 1969 of the State of New York, as amended from time to time; and

     WHEREAS, the Enabling Act authorizes and provides for the creation of industrial development agencies for the benefit of the several counties, cities, villages and towns in the State of New York (the "State") and empowers such agencies, among other things, to acquire, construct, reconstruct, lease, improve, maintain, equip and sell land and any building or other improvement, and all real and personal properties, including, but not limited to, machinery and equipment deemed necessary in connection therewith, whether or not now in existence or under construction, which shall be suitable for manufacturing, warehousing, research, commercial or industrial facilities, including industrial pollution control facilities, in order to advance the job opportunities, health, general prosperity and economic welfare of the people of the State and to improve their prosperity and standard of living; and

     WHEREAS, the Enabling Act further authorizes each such agency to lease and sell any or all of its facilities on such terms and conditions as it deems advisable, to issue its bonds for the purpose of carrying out any of its corporate purposes and, as security for the payment of the principal and redemption price of, and interest on, any such bonds so issued and any agreements made in connection therewith to pledge the revenues and receipts from its facilities or from the sale thereof to secure the payment of such bonds and interest thereon; and

     WHEREAS, the Agency was created, pursuant to and in accordance with the provisions of the Enabling Act, by Chapter 528 of the Laws of 1981 of the State of New York, as amended by Chapter 184 of the Laws of 1989 of the State of New York (collectively with the Enabling Act, the "Act") and is empowered under the Act to undertake the providing of the "Facility" (as that quoted term is hereinafter defined) in order to so promote job opportunities, health, general prosperity and economic welfare of the people of the State and improve their standard of living; and

     WHEREAS, pursuant to and in accordance with a certain resolution of the Agency (the "Agency Inducement Resolution") and the inducement agreement (the "Inducement Agreement") dated as of September 3, 1996, the Agency agreed to provide certain financial assistance for the purpose of financing the improvement of a certain existing 608,000 square foot warehouse and manufacturing facility (the "Project Facility") on a parcel of land located in the Town of Waterford, Saratoga County, New York (the "Land") (the Land and the Project Facility being collectively referred to herein as the "Facility") consisting of:

          (A) Taking possession of the Facility and leasing the Facility back to the Company as a straight-lease transaction as defined in
               Section 854(15) of the New York State General Municipal Law;

          (B) An exemption from state and local sales and use taxes with respect to the qualifying personal property portion of the Facility;

          (C)  An exemption from mortgage recording tax;

          (D) An exemption from general real property taxation with respect to the Facility, which exemption shall be offset, in whole or in part, by contractual payments in lieu of taxes by the Company for the benefit of affected tax jurisdictions (such contemplated financial assistance as set forth in A, B, C and D herein being collectively hereinafter referred to as the "Financial Assistance").

     WHEREAS, the Agency has agreed to undertake the improvement of the Facility in accordance with the terms hereof and to lease the Facility to the Company upon the terms and conditions set forth herein.

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto hereby formally covenant, agree and bind themselves as follows (but, in the case of the Agency, as limited by Section 12.9 hereof), to wit:


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




                                    ARTICLE I

                                   DEFINITIONS


     Section 1.1. Definitions. The following words and terms as used in this Lease Agreement shall have the following meanings unless the context or use indicates another or different meaning or intent;

     "Act" means Title 1 of Article 18-A of the General Municipal Law of the State, as amended from time to time, together with Chapter 528 of the Laws of 1981 of the State, as amended by Chapter 184 of the Laws of 1989 of the State of New York.

     "Agency" means (i) the Waterford Industrial Development Agency and its successors and assigns and (ii) any public benefit corporation or political subdivision resulting from or surviving any consolidation or merger to which the Waterford Industrial Development Agency or its successors or assigns may be a party.

     "Agency Deed" means the deed evidencing the proposed transfer of the Facility subject to the Mortgage and any other security agreements of the Bank from the Agency to the Company.

     "Agency Documents" means collectively, this Lease Agreement, the Agency Deed, the PILOT Agreement and all other documents and instruments executed in connection therewith.

     "Agency Final Resolution" means the resolution dated November 17, 1997 approving the Agency Documents and authorizing the execution and delivery of the Agency Documents.

     "Agency Inducement Resolution" means the resolution of the Agency dated September 3, 1996 authorizing the Agency's provision of Financial Assistance and the Inducement Agreement.

     "Authorized Representative" means, in the case of the Agency, its Chairman, Vice Chairman or Secretary; in the case of the Company, its manager; and in the case of both, such additional persons as, at the time, are designated to act on behalf of the Agency or the Company, as the case may be, by written certificate furnished to the Bank and the Agency or the Company, as the case may be, containing the specimen signature of each such person and signed on behalf of
(i) the Agency by its Chairman, Vice Chairman or Secretary and (ii) the Company by its manager.


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




     "Bank" means Bank United having an office at 3200 Southwest Freeway, Houston, Texas 77027.

     "Closing Date" means the date of execution and delivery of this Lease Agreement by the Agency and the Company, being March 20, 1998.

     "Company" means the Grand LLC, a limited liability company duly organized and existing under the laws of the State of New York with an office at 135 Engineers Road, Hauppauge, New York 11788.

     "Company Deed" means the deed, dated as of March 16, 1998 evidencing the transfer of the Facility subject to the Mortgage and any other security agreements of the Bank, from the Company to the Agency.

     "Company Documents" means collectively, this Lease Agreement, the Note, the Mortgage, the Company Deed, the PILOT Agreement and all other documents and instruments executed in connection therewith.

     "Condemnation" means the taking of title to, or the use of, Property under the exercise of the power of eminent domain by any governmental authority.

     "Enabling Act" means Title 1 of Article 18-A of the General Municipal Law of the State.

     "Event of Default" means any of those events defined as Events of Default by Section 10.1(a) hereof. An Event of Default shall "exist" if an Event of Default shall have occurred and be continuing.

     "Facility" means the Land and the Project Facility.

     "GAAP" means generally accepted accounting principles in the United States of America applied on a consistent basis.

     "Improvements" means certain equipment, machinery and other items of tangible and personal property installed or to be installed in and around the Project Facility.

     "Independent Counsel" means an attorney or attorneys or firm or firms of attorneys duly admitted to practice law before the highest court of the State.

     "Inducement Agreement" means the agreement dated as of September 3, 1996 between the Agency and the Company.

     "Land" means the real property described in Exhibit "A" attached hereto, which real property is the site of the Facility.

     "Lease Agreement" means this Lease Agreement by and between the Agency and the Company, as the same may be amended from time to time.

     "Lease Documents" means collectively the Agency Documents and the Company Documents.

     "Lease Term" means the duration of the leasehold estate created by this Lease Agreement, as specified in Section 5.2 hereof.

     "Lien" means any interest in Property securing an obligation owed to a Person whether such interest is based on the common law, statute or contract, and including but not limited to the security interest arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes, other than liens arising in connection with sales of goods or provision of services in the ordinary course of business to the Facility, provided such liens are discharged within a reasonable period of time, but in any event as soon as practicable, by payment or other release of the underlying obligation, or the Company is otherwise contesting the obligation in good faith through appropriate procedures while maintaining adequate reserves to the extent required by GAAP. The term "lien" includes reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other similar encumbrances, including but not limited to mechanics', materialmen's, warehousemen's and carriers' liens and other similar encumbrances affecting real property. For the purposes of this Lease Agreement, a Person shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

     "Mortgage" means that mortgage and security agreement dated as of October 17, 1997 between the Company and the Bank.

     "Net Proceeds" means so much of the gross proceeds with respect to which that term is used as remain after payment of all expenses, costs and taxes (including reasonable attorneys' fees) incurred in obtaining such gross proceeds.

     "Note" means the mortgage note in the amount of $6,500,000 dated as of October 17, 1997 from the Company to the Bank which is secured by the Mortgage.

     "Person" means an individual, partnership, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof.

     "PILOT Agreement" means the Agreement for Payment in Lieu of Taxes dated as of March 20, 1998, by and between the Agency and the Company.

     "Protect Facility" has the same meaning as that defined in the Recital clauses.

     "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

     "State" means the State of New York.

     Section 1.2. Rules of Construction. Unless the context clearly indicates to the contrary, the following rules shall apply to the construction of this Lease Agreement.

     (a) Words importing the singular number shall include the plural number and vice versa.

     (b) All references herein to particular articles or sections are references to articles or sections of this Lease Agreement.

     (c) The use of the neuter gender shall include the masculine and feminine genders as well.

     (d) The table of contents and headings of the Sections herein are solely for convenience of reference and shall not control, affect the meaning of, or be taken as an interpretation of any provision of this Lease Agreement.

     (e) All terms "herein", "hereof" and "hereunder" and other words of similar import refer to this Lease Agreement as a whole and not to any particular Article, Section or other subdivision.

     (f) All accounting terms not otherwise defined herein shall have the meanings assigned to them by, and all computations herein provided for shall be made in accordance with, generally accepted accounting principles. All references to "generally accepted accounting principles" refer to such principles as they exist at the date of application thereof.

                                   ARTICLE II

                          REPRESENTATIONS AND COVENANTS


     Section 2.1. Representations and Covenants of the Agency. The Agency makes the following representations and covenants as the basis for the undertakings on its part herein contained:

     (a) The Agency is duly established under the provisions of the Act and has the power to enter into this Lease Agreement and to carry out its obligations hereunder. Based upon representations of the Company as to the utilization of the Facility, the Facility will constitute a "project", as such quoted term is defined in the Enabling Act. By proper official action, the Agency has been duly authorized to execute, deliver and perform this Lease Agreement.

     (b) Neither the execution and delivery of this Lease Agreement, the consummation of the transactions contemplated hereby nor the fulfillment of or compliance with the provisions of this Lease Agreement will conflict with or result in a breach by the Agency of any of the terms, conditions or provisions of the Act, the by-laws of the Agency or any restriction, agreement, instrument, order or judgment to which the Agency is a party or by which it is bound, or will constitute a default by the Agency under any of the foregoing.

     (c) The Agency will cause the Facility to be acquired and will lease the Facility to the Company pursuant to this Lease Agreement, all for the purpose of promoting the industry, health, welfare, convenience and prosperity of the inhabitants of the State and improving their standard of living. The Agency will cooperate with the Company in good faith in the improvement of the Facility.

     Section 2.2. Representations and Covenants of the Company. The Company makes the following representations and covenants as the basis for the undertakings on its part herein contained:

     (a) The Company is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of New York and duly authorized to do business under the Laws of the State of New York, has the power to enter into this Lease Agreement and to carry out its obligations hereunder and by proper action of its members has been duly authorized to execute, deliver and perform this Lease Agreement.

     (b) Neither the execution and delivery of this Lease Agreement or the other Company Documents to which the Company is a party, the consummation of the transactions contemplated hereby or thereby nor the fulfillment of or compliance with the provisions hereof or thereof will conflict with or result in a breach of any of the terms, conditions or provisions of the Articles of Organization and Operating Agreement of the Company or any agreement, instrument, order or judgment to which the Company is a party or by which it is bound, or will constitute a default under any of the foregoing, or result in the creation or imposition of any Lien of any nature upon any of the Property of the Company under the terms of any such instrument, agreement, order or judgment.

     (c) The acquisition and improvement of the Facility by the Agency and the lease thereof by the Agency to the Company will not result in the removal of a plant or facility of the Company, any Facility occupant or any proposed Facility occupant from one area of the State to another area of the State or in the abandonment of one or more plants or facilities of the Company, any Facility occupant or proposed Facility occupant located in the State.

     (d) The Facility is and will be located entirely within the boundaries of the Town of Waterford and no portion of the Facility is or will be located outside the boundaries of the Town of Waterford. The Facility will constitute a "project" within the definition of the Act and the Company will not take any action, or fail to take any action, which would cause the Facility not to constitute a "project" as such quoted term is defined in the Act.

     (e) The Company has the ability to improve the Facility and shall proceed with due diligence to complete the acquisition of the Facility in accordance with the terms hereof.

     (f) The Facility is not now, and when improved shall not then be, in violation of any applicable zoning, planning or building law or regulation of any governmental authority having jurisdiction over the Facility. (For purposes of the preceding sentence, the applicability of such laws and regulations is to be determined as if the Company and not the Agency were the owner of the Facility.)

     (g) The Facility and the operation thereof will comply with all presently applicable building, zoning, environmental, planning and subdivision laws, rules and regulations of all governmental bodies, boards and agencies having jurisdiction over the Facility during the Lease Term (the applicability of such laws, rules and regulations being determined both as if the Agency were the owner of the Facility and as if the Company and not the Agency were the owner of the Facility).

     (h) The Facility does not constitute a project where facilities or property that are primarily used in making retail sales of goods and/or services to customers who personally visit such facilities or property constitute more than one-third of the cost of the Facility.

     (i) The Company, in accordance with Section 874(g) of the Act, will file annually with the New York State Department of Taxation and Finance, a statement in such form and in such a manner as may be prescribed by the Commissioner of Taxation of Finance, of the value of all sales tax exemptions claimed by the Company under the authority granted by the Agency.

                                   ARTICLE III

                         CONVEYANCE AND USE OF FACILITY

     Section 3.1. Agreement to Convey to Agency. The Company will convey to the Agency title to the Facility.

     Section 3.2. Use of Facility. Subsequent to the Closing Date, the Company shall use the Facility for any purpose so long as the proposed use does not cause the Facility to fail to qualify as a "project" under the Act.

                                   ARTICLE IV

                           ACQUISITION OF THE FACILITY

     Section 4.1. Improvement of the Facility.

     (a) The Company shall, on behalf of the Agency, proceed with due diligence to improve the Facility.

     (b) The Company may revise, amend or modify the plans and specifications for the Facility without the prior written consent of the Agency provided that such revisions, amendments or modifications do not cause the Facility to fail to qualify as a "project" under the Act.

     (c) Title to all materials, equipment, machinery and other items of Property intended to be incorporated or installed in and to become part of the Facility shall vest in the Agency immediately upon payment therefor. The Company shall execute, deliver and record or file all instruments necessary or appropriate to so vest title in the Agency and shall take all action necessary or appropriate to protect such title against claims of any third Persons, except as otherwise set forth herein.

     (d) The Agency shall enter into, and accept the assignment of, such contracts as the Company may request in order to effectuate the purposes of this
Section 4.1; provided, however, that no such contract shall result in the assumption by the Agency of any obligation to pay any cost or expense.

     (e) The Agency hereby appoints the Company its true and lawful agent, and the Company hereby accepts such agency, (i) to improve the Facility (ii) subject to Section 4.1(d) hereof, to make, execute, acknowledge and deliver any contracts, orders, receipts, writings and instructions with any other Persons, and in general to do all things which may be requisite or proper, all for the improvement of the Facility with the same powers and with the same validity as the Agency could do if acting in its own behalf, (iii) to pay all fees, costs and expenses incurred in the improvement of the Facility from funds made available therefor in accordance with this Lease Agreement and (iv) to ask, demand, sue for, levy, recover and receive all such sums of money, debts, dues and other demands whatsoever which may be due, owing and payable to the Agency under the terms of any contract, order, receipt, or writing in connection with the improvement of the Facility, and to enforce the provisions of any contract, agreement, obligation, bond or other performance security in connection with same. The Company at its option may cause a parent, subsidiary or affiliate of the Company or any partnership or corporation or limited liability company in which the Company has an interest to perform its duties hereunder.

     (f) The Company shall give, or cause to be given, all notices required by, and comply or cause compliance with, all laws, ordinances, municipal rules and regulations and requirements of all governmental agencies and public authorities applying to or affecting the conduct of the operation of the Facility, and the Company will defend and save the Agency and its officers, members, agents, servants and employees harmless from all fines and penalties due to failure to comply therewith. All permits and licenses necessary for the operation of the Facility shall be procured promptly by the Company.

     (g) The Company will, as agent for the Agency, (i) comply with the requirements of Article 8 of the Labor Law of the State to the extent, if any, applicable to the Facility and (ii) cause all persons involved in the acquisition of the Facility to comply with Article 8 of the Labor Law of the State to the extent, if any, applicable to the Facility.

     Section 4.2. Company to Pay Facility Costs. The Company agrees, for the benefit of the Agency, to pay all costs of improving the Facility.

     Section 4.3. Certificates of Completion. The Company shall proceed to complete the improvement of the Facility by no later than March 1, 1998. Completion of the improvement of the Facility shall be evidenced by a certificate signed by an Authorized Representative of the Company stating that
(A) the improvement of the Facility has been completed and (B) the payment of all labor, services, materials and supplies used in such improvement has been made or provided for.

     Section 4.4. Remedies to be Pursued Against Contractors, Subcontractors, Materialmen and their Sureties. In the event of a default by any contractor, subcontractor or materialman under any contract made by it in connection with the Facility or in the event of a breach of warranty with respect to any materials, workmanship, or performance guaranty, the Company may proceed, either separately or in conjunction with others, to exhaust the remedies of the Company and the Agency against the contractor, subcontractor or materialman so in default and against each surety for the performance of such contract. The Company may, in its own name or, in the name of and as agent for the Agency, prosecute or defend any such action or proceeding or take any other action involving any such contractor, subcontractor, materialman or surety which the Company deems reasonably necessary, and in such event the Agency hereby agrees, at the Company's sole expense, to cooperate fully with the Company and to take all action necessary to effect the substitution of the Company for the Agency in any such action or proceeding. The Company shall notify the Agency of any actions or proceedings taken hereunder. The Net Proceeds of any amounts recovered pursuant to this Section 4.4 shall be payable to the Company for its own account.

                                    ARTICLE V

                     DEMISING CLAUSES AND RENTAL PROVISIONS


     Section 5.1. Demise of Facility. The Agency hereby demises and leases the Facility to the Company and the Company hereby leases and takes the Facility from the Agency upon the terms and conditions of this Lease Agreement.

     Section 5.2. Duration of Lease Term; Quiet Enjoyment.

     (a) The Agency shall deliver to the Company sole and exclusive possession of the Facility (subject to the provisions of Section 10.2 and the provisions of Section 8.3 hereof) and the leasehold estate created hereby shall commence on the Closing Date and the Company shall accept possession of the Facility at such time.

     (b) Except as provided in Sections 10.2 and 11.1 hereof, the leasehold estate created hereby shall terminate upon termination of the PILOT Agreement.

     (c) The Agency shall, subject to the provisions of Section 8.2 hereof, neither take nor suffer to permit any action, other than pursuant to Article X of this Lease Agreement, to prevent the Company during the Lease Term from having quiet and peaceable possession and enjoyment of the Facility as hereinabove provided.

     Section 5.3. Rents and other Amounts Payable.

     (a) Upon execution of this Lease Agreement, the Company shall pay or cause to be paid as basic rent for the Facility the sum of Ten Dollars ($10.00), such amount being computed on the basis of one dollar ($1.00) for each calendar year, or part thereof, that is anticipated to be included within the Lease Term.

     (b) In addition to the payments of rent pursuant to Section 5.3(a) hereof, throughout the Lease Term, the Company shall pay to or upon the order of the Agency as additional rent, within thirty (30) days of the receipt of demand therefor, the sum of the reasonable expenses of the Agency and the members thereof incurred (A) by reason of the Agency's ownership, financing or leasing of the Facility, including, but not limited to any filing or recording fees imposed upon the Agency in connection with the filing or recording of any of the Lease Documents or any other certificates associated therewith and (B) in connection with the carrying out of the Agency's duties and obligations under this Lease Agreement, the payment of which is not otherwise provided for under this Lease Agreement (the foregoing shall not be deemed to include any annual or continuing administrative or management fee beyond any initial fee of the Agency). Agency shall provide Company with copies of bills and receipts for all expenses for which Agency seeks repayment.

     (c) The Company shall also pay, as rent due hereunder, amounts due pursuant to the PILOT Agreement at the times and in the manner prescribed therein.

     (d) The Company agrees to make the above-mentioned payments without further notice in lawful money of the United States of America as, at the time of payment, shall be legal tender for the payment of public and private debts. In the event the Company shall fail to timely make any payment required in this
Section 5.3, the Company shall pay the same together with interest at an interest rate of nine percent (9%) per annum until paid.

     Section 5.4. Obligations of Company Hereunder. The obligations of the Company to make the payments required by this Lease Agreement and to perform and observe any and all of the other covenants and agreements on its part contained herein shall be general obligations of the Company and shall be absolute and unconditional irrespective of any defense or any rights of setoff, recoupment or counterclaim it may otherwise have against the Agency or the Bank. The Company agrees it will not (i) suspend, discontinue or abate any payment required by this Lease Agreement or (ii) fail to observe any of its other covenants or agreements in this Lease Agreement or (iii) except as provided in Section 11.1 hereof, terminate this Lease Agreement for any cause whatsoever including, without limiting the generality of the foregoing, failure of the Company to lease, occupy or use part of the Facility as contemplated in this Lease Agreement or otherwise. Nothing contained in this Section 5.4 shall be construed to release the Agency from the performance of any of the agreements on its part contained in this Lease Agreement, and in the event the Agency should fail to perform any such agreement, the Company may institute such action against the Agency as the Company may deem necessary to compel performance (subject to the provisions of Section 12.9 herein) or recover damages for non-performance; provided, however, that the Company shall look solely to the Agency's estate and interest in the Facility for the satisfaction of any right or remedy of the Company for the collection of a judgment (or other judicial process) requiring the payment of money by the Agency in the event of any liability on the part of the Agency, and no other property or assets of the Agency shall be subject to levy, execution, attachment or other enforcement procedure for the satisfaction of the Company's remedies under or with respect to this Lease Agreement, the relationship of the Agency and the Company hereunder, or the Company's use and occupancy of the Facility, or any other liability of the Agency to the Company.

     Section 5.5. Additional Rent. All moneys payable by the Company under this Lease Agreement, except those set forth in Section 5.3(a) hereof, shall be deemed additional rent hereunder.

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                                   ARTICLE VI

                 MAINTENANCE, MODIFICATIONS, TAXES AND INSURANCE


     Section 6.1. Maintenance and Modifications of Facility by Company.

     (a) The Company agrees that during the Lease Term it will (i) keep the Facility in good operating condition, ordinary wear and tear excepted, and (ii) make all necessary repairs and replacements to the Facility (whether ordinary or extraordinary, structural or nonstructural, foreseen or unforeseen).

     (b) For the remainder of the Lease Term, the Company may make any additions, modifications or improvements to the Facility or any part thereof, provided that:

          (i) the Company shall (A) give, or cause to be given, all notices required by, and comply or cause compliance with, all laws, ordinances, municipal rules and regulations and requirements of all governmental agencies and public authorities applying to or affecting the conduct of work on such additions, modifications or improvements to the Facility or part thereof (the applicability of such laws, ordinances, rules and regulations to be determined both as if the Agency were the owner of the Facility and as if the Company and not the Agency were the owner of the Facility), (B) defend and save the Agency and its officers, members, agents, servants and employees harmless from all fines and penalties due to failure to comply therewith, (C) promptly procure all permits and licenses necessary for the prosecution of any work described in this Section 6.l(b) and (D) make all payments in lieu of taxes required by Section 6.8 hereof. Agency shall promptly notify Company of any such claim made and Agency shall fully cooperate in the defense of any such claim;

          (ii) the Bank (if required by the Mortgage or Note) has consented to said additions, modifications or improvements;

          (iii) the additions, modifications or improvements to the Facility shall not constitute an Event of Default; and

          (iv) any such addition, modification or improvement to the Facility shall not cause the Facility to fail to qualify as a "project" under the Act.

     Section 6.2. Installation of Additional Equipment. The Company from time to time may install any additional machinery, equipment and other personal property not constituting part of the Facility on or in the Facility (which may be attached or affixed to the Facility) as it may deem desirable. The Company from time to time with the prior written consent of the Bank in accordance with the Mortgage and Note, may remove or permit the removal of such machinery, equipment and, with the prior written consent of the Bank in accordance with the Mortgage and Note, other personal property from the Facility and may create or permit to be created any Lien on such machinery, equipment or other personal property. The Agency shall not be responsible for any loss or damage to any property installed pursuant to this Section 6.2 unless such damage was caused by the negligence or wrongful acts of the Agency, its employees, agents or contractors.

     Section 6.3. Taxes, Assessments and Utility Charges.

     (a) The Company agrees to pay, as the same respectively become due, (i) all taxes and governmental charges of any kind whatsoever which may at any time be lawfully assessed or levied against or with respect to the Facility and any machinery, equipment or other property installed or bought by the Company therein or thereon, (ii) all utility and other charges, including "service charges", incurred or imposed for the operation, maintenance, use, occupancy, upkeep and improvement of the Facility and (iii) all assessments and charges of any kind whatsoever lawfully made by any governmental body for public improvements, provided that, with respect to special assessments or other governmental charges that may lawfully be paid in installments over a period of years, the Company shall be obligated under this Lease Agreement to pay only such installments as are required to be paid during the Lease Term.

     (b) The Company may in good faith contest any such taxes, assessments and other charges provided that the Company shall notify the Agency as soon as practicable of such contest. In the event of any such contest, the Company may permit the taxes, assessments and other charges so contested to remain unpaid during the period of such contest and any appeal therefrom, unless the Agency shall notify the Company that the Agency or its members, officers, agents or servants may be liable for prosecution for such nonpayment in which event the Company shall promptly take such action as shall be satisfactory to the Agency. Agency shall cooperate with Company in any such contest of taxes.

     Section 6.4. Insurance Required. At all times throughout the term of the Lease Agreement, including without limitation during the Construction Period, the Company shall, at its sole expense, maintain insurance against such risks and for such amounts as are customarily insured against by businesses of like size and type and shall pay, as the same become due and payable, all premiums in respect thereto, including, but not necessarily limited to:

     (a) Worker's compensation insurance, disability benefits insurance, and each other form of insurance which the Company is required by law to provide, covering loss resulting from injury, sickness, disability or death of employees of the Company who are located at or assigned to the Facility.

     (b) Insurance against loss or damage by fire, lightning and other casualties customarily insured against, with a uniform standard extended coverage endorsement, such insurance to be in an amount not less than the full replacement value of the completed Improvements, exclusive of footings and foundations, as determined by a recognized appraiser or insurer selected by the Company and acceptable to the Bank, but in no event less that the principal amount of the Note outstanding.

     (c) Insurance protecting the Company against loss or losses from liabilities imposed by law or assumed in any written contract and arising from personal injury and death or damage to the property of others caused by any accident or occurrence, with limits of not less than $3,000,000 per accident or occurrence on account of personal injury, including death resulting therefrom, and $1,000,000 per accident or occurrence on account of damage to the property of others, excluding liability imposed upon the Company by an applicable worker's compensation law; and a blanket excess liability policy in an amount not less than $10,000,000, protecting the Company against any loss or liability or damage for personal injury or property damage. All policies required by this subsection (c) shall name the Agency as an additional insured.

     (d) A policy or policies of flood insurance in an amount not less than the principal amount of the Bonds or the maximum amount of flood insurance available with respect to the Project Facility under the Flood Disaster Protection Act of 1973, as amended, whichever is less. This requirement will be waived upon presentation of evidence satisfactory to the Bank that no portion of the Improvements is located within an area identified by the U.S. Department of Housing and Urban Development as having special flood hazards.

     The Agency does not in any way represent that the insurance specified herein, whether in scope or in limits of coverage, is adequate or sufficient to protect the Company's business or interests.

     Section 6.5. Additional Provisions Respecting Insurance.

     (a) All insurance shall be procured and maintained with financially sound and generally recognized responsible insurance companies selected by the Company and authorized to write such insurance in the State. Such insurance may be written with deductible amounts comparable to those on similar policies carried by other companies engaged in businesses similar in size, character and other respects to those in which the Company is engaged. All policies evidencing the insurance required by Section 6.4(b) hereof shall include the Agency as additional named insured and shall provide for at least ten (10) days prior written notice of the cancellation or modification thereof to the Agency and the Bank. All policies evidencing the insurance required by Sections 6.4(b) and (d) hereof shall contain a standard New York mortgagee clause showing the interest of the Bank as mortgagee, shall provide for payment to the Bank of the net proceeds of insurance resulting from any claim for loss or damage thereunder and all policies of insurance required by Section 6.4 hereof shall provide for at least thirty (30) days prior written notice of the restriction, cancellation or modification thereof to the Agency and the Bank.

     (b) All such policies of insurance, or a certificate or certificates of the insurers that such insurance is in force and effect, shall be deposited with the Agency and the Bank on or before Closing Date. The Company shall deliver to the Agency and the Bank on or before the first day of each insured year thereafter a certificate dated not earlier than the immediately preceding month reciting that there is in full force and effect, with a term covering at least the next succeeding year, insurance in the amounts and of the types required in the Lease Agreement. Prior to the expiration of any such policy, the Company shall furnish the Agency and the Bank with evidence that such policy has been renewed or replaced or is no longer required by the Lease Agreement. The Company shall provide such further information to the Agency and the Bank from time to time with respect to insurance coverage as the Agency or the Bank in their discretion may reasonably require.

     Section 6.6. Application of Net Proceeds of Insurance. The Net Proceeds of the insurance carried pursuant to the provisions of Section 6.4 (b) hereof shall be applied toward extinguishment or satisfaction of the liability with respect to which such insurance proceeds may be paid.

     Section 6.7. Right of Agency to Pay Taxes, Insurance Premiums and Other Charges. If the Company fails (i) to pay any tax, assessment or other governmental charge required to be paid by Section 6.3 hereof or (ii) to maintain any insurance required to be maintained by Section 6.4 hereof, the Agency may pay such tax, assessment or other governmental charge or for such insurance, except in such case where the Company's failure to pay under clause
(i) above or to maintain under clause (ii) above arises out of a good faith contest or challenge by the Company through the appropriate procedures and while maintaining adequate reserves in accordance with GAAP. The Company shall reimburse the Agency for any amount so paid by the Agency pursuant to this
Section 6.7 together with interest thereon from the date of payment by the Agency to the date of reimbursement at the rate of interest equal to nine percent (9%) per annum, or the maximum rate permitted by law, whichever is less.

     Section 6.8. Payments in Lieu of Taxes. It is recognized that under the provisions of the Act, the Agency is required to pay no taxes or assessments (other than special assessments) upon any of the property acquired by it or under its jurisdiction or control or supervision or upon its activities. The Company therefore agrees to make such payments in lieu of taxes as are required pursuant to the PILOT Agreement at the times and in the manner called for therein.

                                   ARTICLE VII

                      DAMAGE, DESTRUCTION AND CONDEMNATION

     Section 7.1. Damage or Destruction.

     (a) If the Facility shall be damaged or destroyed (in whole or in part) at any time during the Lease Term:

          (i) the Agency shall have no obligation to replace, repair, rebuild or restore the Facility unless such damage was caused by the negligence or wrongful acts of the Agency, its employees, agents or contractors;

          (ii) there shall be no abatement or reduction in the amounts payable by the Company under this Lease Agreement or the PILOT Agreement (whether or not the Facility is replaced, repaired, rebuilt or restored);

          (iii) the Company shall promptly give notice thereof to the Agency;

          (iv) except as otherwise provided in Section 7.1(b) hereof, the Company may promptly replace, repair, rebuild or restore the Facility with such changes, alterations and modifications as may be desired by the Company provided that such changes, alterations or modifications do not so change the nature of the Facility that it does not constitute a "project" as such quoted term is defined in the Act; and

          (v) the entire net proceeds of insurance resulting from such damage or destruction shall be payable to the Bank and subject to the provisions of
     Section 7.1(c) below, at the option of the Company, with the approval of the Bank in accordance with the Mortgage and Note, either (i) be disbursed by the Bank to replace, repair, rebuild, restore or relocate the Facility or (ii) pay principal of the Note in an amount equal to such net proceeds. If the net proceeds of the insurance is not otherwise payable to the Bank in accordance with the Mortgage and Note, then such net proceeds shall be payable to the Company.

     (b) The Company shall not be obligated to replace, repair, rebuild or restore the Facility, if the Company shall notify the Agency and the Bank that, in its sole judgment, it does not deem it practical or desirable to so replace, repair, rebuild or restore the Facility in which event the net proceeds of insurance will be applied by the Bank, in redirection of the principal balance of the Note.

     (c) If the Company elects to replace, repair, rebuild, restore or relocate the Facility, said determination shall be subject to the approval of the Bank in accordance with the Mortgage and Note and to the following conditions: (i) the Facility shall be in substantially the same condition as existed prior to the damage or destruction; (ii) the Facility shall be subject to no Liens other than the Mortgage; and (iii) the Bank shall be satisfied that between the net proceeds of any insurance and additional sums deposited with the Bank by the Company, there will be sufficient funds to complete the replacement repair, rebuilding, restoration or relocation of the Facility.

     Section 7.2. Condemnation.

     (a) If at any time during the Lease Term the whole or any part of title to, or the use of, the Facility shall be taken by Condemnation:

          (i) the Company shall notify the Agency of such fact;

          (ii) the Agency shall not be obligated to restore or replace the Facility;

          (iii) there shall be no abatement or reduction in the amounts payable by the Company under this Lease Agreement or the PILOT Agreement (whether or not the Facility is restored or replaced);

          (iv) except as otherwise provided in Section 7.2 (b) hereof, the Company may promptly restore or replace the Facility with such changes, alterations or modifications as may be desired by the Company, provided that such changes, alterations and modifications do not so change the nature of the Facility that it does not constitute a "project" as such quoted term is defined in the Act; and

          (v) the entire net proceeds of any award in such condemnation proceeding shall be payable to the Bank in accordance with the Mortgage and Note.

     The Company may apply so much as may be necessary of the Net Proceeds of any award in any Condemnation proceeding to the payment of the costs of the restoration or replacement of the Facility. In the event such Net Proceeds of any Condemnation award are not sufficient to pay in full the costs of such restoration of the Facility, the Company may pay from its own moneys that portion of the costs thereof in excess of such Net Proceeds.

     (b) The Company shall not be obligated to restore or replace the Facility if the Company shall notify the Agency and the Bank that, in its sole judgment, it does not deem it practical or desirable to so restore or replace the Facility in which event the Net Proceeds of any Condemnation award shall be applied by the Bank in accordance with the Mortgage and Note in reduction of the principal balance of the Note.

     (c) The Company shall have control of any Condemnation proceeding with respect to the Facility or any part thereof and may negotiate the settlement of any such proceeding. The Agency shall, at the sole expense of the Company, cooperate fully with the Company in the handling and conduct of any such Condemnation proceeding. In no event shall the Agency voluntarily settle, or consent to the settlement of, any such Condemnation proceeding without the written consent of the Company.

     Section 7.3. Condemnation of Company-Owned Property. Subject to the rights of the Bank, the Company shall be entitled to the proceeds of any Condemnation award or portion thereof made for damage to or taking of any Property which, at the time of such damage or taking, is owned by the Company and is not part of the Facility.

                                  ARTICLE VIII

                                SPECIAL COVENANTS


     Section 8.1. No Warranty of Condition or Suitability by the Agency; Acceptance "As Is". THE AGENCY MAKES NO WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE CONDITION, TITLE, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS OF THE FACILITY OR ANY PORTION THEREOF OR THAT THE FACILITY OR ANY PORTION THEREOF IS OR WILL BE SUITABLE FOR THE COMPANY'S PURPOSES OR NEEDS. THE COMPANY SHALL AND DOES ACCEPT POSSESSION TO THE FACILITY "AS IS" WITHOUT RECOURSE OF ANY NATURE AGAINST THE AGENCY FOR ANY CONDITION NOW OR HEREAFTER EXISTING. NO WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY ARE MADE. IN THE EVENT OF ANY DEFECT OR DEFICIENCY OF ANY NATURE, WHETHER LATENT OR PATENT, THE AGENCY SHALL HAVE NO RESPONSIBILITY OR LIABILITY WHATSOEVER WITH RESPECT THERETO.

     Section 8.2. Hold Harmless Provisions.

     (a) The Company hereby releases the Agency and its members, officers, agents (other than the Company) and employees from, agrees that the Agency and its members, officers, agents and employees shall not be liable for and agrees to indemnify, defend and hold the Agency and its members, officers, agents and employees harmless from and against any and all (i) liability for loss or damage to Property or injury to or death of any and all Persons that may be occasioned, directly or indirectly, by any cause whatsoever pertaining to the Facility or arising by reason of or in connection with the occupation or the use thereof or the presence of any Person or Property on, in or about the Facility, (ii) liability arising from or expense incurred by the Agency's financing, constructing, owning or selling of the Facility, including without limiting the generality of the foregoing, all liabilities or claims arising as a result of the Agency's obligations under the Lease Documents, (iii) all claims arising from the exercise by the Company of the authority conferred upon it pursuant to
Section 4.1(e) of this Lease Agreement, and (iv) all causes of action and attorneys' fees and any other expenses incurred in connection with any suits or actions which may arise as a result of any of the foregoing, provided that any such losses, damages, liabilities or expenses of the Agency are not incurred or do not result from the intentional or willful wrongdoing of the Agency or any of its members, agents (other than the Company) or employees.

     (b) In the event of any claim against the Agency or its officers, members, employees, servants or agents (other than the Company) by any employee of the Company or any contractor of the Company or anyone directly or indirectly employed by any of them or anyone for whose acts any of them may be liable, the obligations of the Company to indemnify and hold harmless the Agency, its officers, members, employees or agents (other than the Company) under Section 8.2(a) hereof shall not be limited in any way by any limitation on the amount or type of damages, compensation or benefits payable by or for the Company or such contractor under worker's compensation acts, disability benefits or other employee benefit acts; provided, however, that the parties hereto specifically acknowledge that there are no third party beneficiaries (other than the members, employees or agents of the Agency in their capacity as such) to this Section 8.2.

     (c) The Company agrees to defend, indemnify and hold harmless the Agency and its members, employees, agents and officers from and against any claims, actions, demands, penalties, fines, liabilities, settlements, damages, costs or expenses (including, without limitation, reasonable attorney and consultation fees, investigation and laboratory fees, court costs and litigation expenses) of whatever kind or nature, known or unknown, contingent or otherwise arising out of or in any way related to:

          (l) The disposal, release or threatened release of any hazardous or toxic substances at, on or in the Facility;

          (2) Any personal injury (including wrongful death or property damage, real or personal) arising out of or related to such hazardous or toxic substances;

          (3) Any lawsuit brought or threatened, settlement reached or government order given relating to such hazardous or toxic substances; and/or

          (4) Any violation of any law, order, regulation, requirement, or government authority, or any policies or requirements of the Agency which are based upon or in any way related to such hazardous or toxic substances.

     For purposes of the Section 8.2(c), "hazardous and toxic substances" includes, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances or related materials defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials

Transportation Act, as amended, the Clean Air Act, the Clean Water Act, the Safe Water Drinking Act, the Toxic Substances Control Act, the New York Environmental Conservation Law, the Resource Conservation and Recovery Act, as amended, and in the regulations adopted and publications promulgated pursuant to any of the foregoing. The provisions of this Section 8.2(c) shall be in addition to any other obligations and liabilities the Company may have to the Agency at common law, and shall survive the transactions contemplated herein.

     (d) To effectuate the provisions of this Section 8.2 hereof, the Company agrees to provide for and insure, in the liability policies required in Section 6.4(b) hereof, its liabilities assumed pursuant to this Section 8.2, to the extent such insurance is commercially reasonably available.

     (e) Notwithstanding any other provisions of this Lease Agreement, the obligations of the Company pursuant to this Section 8.2 shall remain in full force and effect after the termination of this Lease Agreement until the expiration of the period stated in the applicable statute of limitations during which a claim, cause of action or prosecution relating to the matters herein described may be brought and the payment in full or the satisfaction of such claim, cause of action or prosecution and the payment of all expenses and charges incurred by the Agency, and any of its officers, members, employees, servants or agents, relating to the enforcement of the provisions herein specified.

     Section 8.3. Right of Access to the Facility. The Agency shall be entitled, on reasonable notice at reasonable times, to inspect those portions of the Facility not designated as confidential by the Company. Neither the Agency nor any agent or assignee of the Agency shall be entitled to inspect areas of the Facility designated as confidential by the Company or to observe the operations of the Facility designated as confidential by the Company or to demand or receive from the Company any information or data regarding the design or operation of the Facility or the manufacturing process at the Facility (which shall not be unreasonably withheld or delayed).

     Section 8.4. Agreement to Provide Information. The Company agrees, whenever requested in writing by the Agency, to provide such information as is reasonably necessary to enable the Agency to make any reports required by law or governmental regulation.

     Section 8.5. Compliance With Orders, Ordinances, Etc.

     (a) The Company agrees that it will, throughout the Lease Term, promptly comply with all statutes, codes, laws, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions and requirements of all federal, state, county, municipal and other governments, departments, agencies, commissions, boards, companies or associations insuring the premises, courts, authorities, officials and officers, foreseen or unforeseen, ordinary or extraordinary, which now or at any time hereafter may be applicable to the Facility or any part thereof, or to any use, manner of use or condition of the Facility or any part thereof (the applicability of such laws, ordinances, rules and regulations to be determined both as if the Agency were the owner of the Facility and as if the Company and not the Agency were the owner of the Facility).

     (b) Notwithstanding the provisions of subsection (a) of this Section 8.5, the Company may in good faith contest the validity or the applicability of any requirement of the nature referred to in subsection (a), provided that the Company shall have first notified the Agency of such contest. In such event, the Company may fail to comply with the requirement or requirements so contested during the period of such contest and any appeal therefrom unless the Agency shall notify the Company that by failure to comply with such requirement or requirements the Agency or any of its members, officers, agents (other than the Company) or servants may be liable for prosecution for failure to comply therewith in which event the Company shall promptly take such action with respect thereto as shall be satisfactory to the Agency.

     Section 8.6. Performance by Agency of Company's Obligations. Should the Company fail to make any payment or to do any act as herein provided for a period of thirty (30) days after receiving written notice of such failure to pay or act, the Agency may, but need not, without releasing the Company from any obligation herein, make or do the same, including without limitation, appearing in and defending any action purporting to affect the rights or powers of the Company or the Agency, and paying all expenses, including, without limitation, reasonable attorneys' fees; and the Company will pay immediately upon demand all sums so expended by the Agency under the authority hereof together with interest thereon from the date of payment by the Agency to the date of reimbursement by the Company at a rate equal to nine percent (9%) per annum, or the maximum rate permitted by law, whichever is less.

                                   ARTICLE IX

                           ASSIGNMENTS AND SUB-LEASING


     Section 9.1. Restriction on Transfer of Facility by Agency.

     (a) Except as otherwise specifically provided in Sections 5.2 and 10.2 hereof, the Agency shall not convey, sell, transfer, lease or otherwise dispose of the Facility or any part thereof, or any of its rights under this Lease Agreement, to any other Person, without the prior written consent of the Company and the Bank (if required by the Mortgage, Note or other loan documents). Further, the Agency shall not, without the prior written consent of the Company and the Bank (if required by the Mortgage, Note or other loan documents), create or incur or suffer or permit to be created or incurred or to exist any mortgage, lien, charge or encumbrance on the Facility or any part thereof.

     (b) No conveyance of all or any portion of the Facility or interest therein effected under the provisions of this Section 9.1 shall entitle the Company to any abatement or diminution or any amounts payable under this Lease Agreement. No assignment, sale or other disposition of the Facility or any portion thereof shall relieve the Company from primary liability for any of its obligations hereunder.

     Section 9.2. Assignment, Sub-leasing or Mortgaging by the Company.

     (a) The Company may assign its interest in this Lease Agreement in whole or in part and may sub-lease the Facility or mortgage its interest therein, as a whole or in part provided that:

          (l) With respect to any assignment to any Person other than to a parent, subsidiary or other affiliated entity to the Company (as to which consent is not required), the Agency (which shall not be unreasonably withheld or delayed) and the Bank (if required by the Mortgage, Note or other loan documents) give their prior written consent to the form and content of such assignment of this Lease Agreement.

          (2) No assignment, sub-lease or mortgage shall relieve the Company from primary liability for any of its obligations hereunder;

          (3) Any assignee shall assume the obligations of the Company hereunder to the extent of the interest thereon;

          (4) The Company shall, within ten (10) business days after the delivery thereof, furnish or cause to be furnished to the Agency and the Bank a true and complete copy of each such assignment, sub-lease or mortgage, as the case may be, and, with respect to an assignment, the instrument of assumption;

          (5) The proposed assignee's or sub-tenant's use of the Facility shall constitute a "project" under the Act; and

          (6) No Event of Default after notice and beyond applicable grace period has occurred and is continuing under the Note or, if caused by the Company has occurred under this Lease Agreement or any of the Company Documents.

     (b) Prior to the purported effective date of any assignment or sublease pursuant to subsection (a) of this Section 9.2, the Company, if requested by the Agency or the Bank, shall furnish the Agency and the Bank with an opinion of Independent Counsel, in form and substance reasonably satisfactory to the Agency and the Bank, to the effect that the provisions of paragraphs (2), (3) and (5) of subsection (a) have been fulfilled.

     (c) Except as provided in subsection (a) hereof, the Company shall not assign this Lease Agreement, in whole or in part, nor sub-lease (except the Sublease) or mortgage its interest in the Facility in whole or in part.

     Section 9.3. Merger of Agency.

     (a) Nothing contained in this Lease Agreement shall prevent the consolidation of the Agency with, or merger of the Agency into, any other public benefit corporation or political subdivision which has the legal authority to own and lease the Facility, provided that and upon any such consolidation, merger or transfer, the due and punctual performance and observance of all the agreements and conditions of this Lease Agreement to be kept and performed by the Agency shall be expressly assumed in writing by the public benefit corporation or political subdivision resulting from such consolidation or surviving such merger.

     (b) At least thirty (30) days prior to the date of any such consolidation or merger, the Agency shall give notice thereof in reasonable detail to the Company. The Agency promptly shall furnish such additional information with respect to any such transaction as the Company reasonably may request.

     Section 9.4. Removal of Equipment.

     (a) In any instance where the Company determines that any item of equipment or any part thereof has become inadequate, obsolete, worn out, unsuitable, undesirable or unnecessary, the Company may remove the same from the Facility and may sell, trade-in, exchange or otherwise dispose of the same, as a whole or in part.

     (b) The removal of any item of equipment from the Facility pursuant to this
Section 9.4 shall not entitle the Company to any abatement or diminution of any amounts payable under this Lease Agreement.

                                    ARTICLE X

                         EVENTS OF DEFAULT AND REMEDIES


     Section 10.1. Events of Default Defined.

     (a) The following shall be "Events of Default" under this Lease Agreement and the terms "Event of Default" or "Default" shall mean, whenever they are used in this Lease Agreement, any one or more of the following events:

          (l) The failure of the Company to observe and perform any covenants contained in Section 8.2 hereof;

          (2) (i) Subject to clause (ii), the failure by the Company to observe and perform any covenant, condition or agreement hereunder on its part to be observed or performed (except obligations referred to in Section 10.l(a)(l) hereof) for a period of thirty (30) days after written notice, specifying such failure and requesting that it be remedied, is given to the Company by the Agency;

               (ii) If the covenant, condition or agreement which the Company has failed to observe or perform is of such a nature that it cannot reasonably be fully cured within such thirty (30) days, and provided the Company has obtained the prior written consent of the Agency, which consent shall not be unreasonably withheld, the Company shall not be in default if it commences a cure within such thirty (30) days and thereafter diligently proceeds with all action required to complete the cure and, in any event, it completes such cure within sixty (60) days of such written notice from the Agency, unless the Agency gives its written consent to a longer period.

          (3) The occurrence of an "Event of Default" under the PILOT Agreement.

          (4) The Company or its Authorized Representative shall have made, in any certificate, statement, representation or warranty heretofore or hereafter furnished to the Agency in connection with the financing of the Facility, a material representation which proves to have been false and misleading as of the time such statement was made, or any such certificate, statement, representation or warranty shall omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     (b) Notwithstanding the provisions of Section 10.l(a), if by reason of force majeure either party hereto shall be unable in whole or in part to carry out its obligations under the Lease Agreement and if such party shall give notice and full particulars of such force majeure in writing to the other party and to the Bank within a reasonable time after the occurrence of the event or cause relied upon, the obligations under this Lease Agreement of the party giving such notice, so far as they are affected by such force majeure, shall be suspended during the continuance of the inability, which shall include a reasonable time for the removal of the effect thereof. The suspension of such obligations for such period pursuant to this subsection (b) shall not be deemed an Event of Default under this Section 10.1. Notwithstanding anything to the contrary in this subsection (b), an event of force majeure shall not excuse, delay or in any way diminish the obligations of the Company to make the payments required by Sections 4.2, 5.3, 6.3, 6.7, 6.8 and 8.6 hereof, to obtain and continue in full force and effect the insurance required by Sections 6.4 and 6.5 hereof, to provide the indemnity required by Section 8.2 hereof and to comply with the provisions of Sections 2.2(d), 4.2, 6.7 and 8.2 hereof. The term "force majeure" as used herein shall include, without limitation, acts of God, strikes, lockouts or other industrial disturbances, acts of public enemies, orders of any kind of the government of the United States of America or of the State or municipal government or any of their departments, agencies, governmental subdivisions, or officials, or any civil or military authority, insurrections, riots, epidemics, landslides, lightning, earthquakes, fire, hurricanes, storms, floods, washouts, droughts, arrests, restraint of government and people, civil disturbances, explosions, breakage or accident to machinery, transmission pipes or canals, partial or entire failure of utilities, or any other cause or event not reasonably within the control of the party claiming such inability. It is agreed that the settlement of strikes, lockouts and other industrial disturbances shall be entirely within the discretion of the party having difficulty, and the party having difficulty shall not be required to settle any strike, lockout and other industrial disturbances by acceding to the demands of the opposing party or parties.

     Section 10.2. Remedies on Default.

     (a) Whenever any Event of Default exists the Agency may, to the extent permitted by law, take any one or more of the following remedial steps:

          (l) Declare, by written notice to the Company, to be immediately due and payable, whereupon the same shall become immediately due and payable, all unpaid installments of the rent payable pursuant to Section 5.3, provided that the payments not yet due under Section 5.3(c) shall not be accelerated but shall remain payable in accordance with the PILOT Agreement;

          (2) Terminate the Lease Term and all rights of the Company under this Lease Agreement except as set forth in Section 11.3 hereof;

          (3) Bring any other action at law or in equity which may appear necessary or desirable to collect any amounts then due or thereafter to become due hereunder and to enforce the obligations, agreements or covenants of the Company under this Lease Agreement.

     (b) No action taken pursuant to this Section 10.2 shall relieve the Company from its obligation to make all payments required by Sections 5.3 and 8.2 hereof.

     Section 10.3. Remedies Cumulative. No remedy herein conferred upon or reserved to the Agency is intended to be exclusive of any other available remedy, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Lease Agreement or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Agency to exercise any remedy reserved to it in this Article X, it shall not be necessary to give any notice, other than such notice as may be herein expressly required in this Lease Agreement.

     Section 10.4. Agreement to Pay Attorneys' Fees and Expenses. In the event the Company should default after notice and beyond applicable grace period under any of the provisions of this Lease Agreement and the Agency should employ attorneys or incur other expenses for the collection of amounts payable hereunder or the enforcement of performance or observance of any obligations or agreements on the part of the Company herein contained, the Company shall, on demand therefor, pay to the Agency the reasonable fees of such attorneys and such other expenses so incurred.

     Section 10.5. No Additional Waiver Implied by One Waiver. In the event any agreement contained herein should be breached by either party and thereafter such breach be waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

                                   ARTICLE XI

                      EARLY TERMINATION OF LEASE AGREEMENT;
                           OPTIONS IN FAVOR OF COMPANY


     Section 11.1. Early Termination of Lease Agreement. So long as no Event of Default or any event, which with notice or a lapse of time would become an Event of Default after notice and beyond applicable grace period, shall have occurred and be continuing, the Company shall have an option, in its sole discretion, to terminate the Lease Term at any time upon filing with the Agency a certificate signed by an Authorized Representative of the Company stating the Company's intention to do so pursuant to this Section 11.1 and upon compliance with the requirements set forth in Sections 11.2, 11.3 and 11.4 hereof.

     Section 11.2. Conditions to Early Termination of Lease Agreement. In the event the Company exercises its option to terminate the Lease Term in accordance with Section 11.1 hereof, and at the time of such exercise all amounts payable to the Agency under this Lease have not been paid in full, the Company shall comply with the requirements set forth in the following two subsections:

     (a) The following payments shall be made:

          (l) To the Agency: an amount certified by an Authorized Representative of the Agency sufficient to pay all reasonable unpaid fees and expenses of the Agency and its members, officers, agents and employees, incurred under this Lease Agreement;

          (2) To the appropriate Person: an amount sufficient to pay all other reasonable fees, expenses or charges, if any, due and payable or to become due and payable under this Lease Agreement and not otherwise paid or provided for.

     Agency shall provide Company with copies of bills and receipts for all expenses for which Agency seeks repayment.

     (b) The Company shall exercise its option to terminate the Lease Term in a certificate signed by an Authorized Representative of the Company and specifying the date upon which the payments pursuant to subdivision (a) of this Section
11.2 shall be made.

     Section 11.3. Obligation to Purchase Facility. Upon expiration of the Lease Term in accordance with Section 5.2(b) hereof, or upon early termination of the Lease Term, in accordance with Section 11.1 hereof, Section 10.2 hereof, or any other section of this Lease Agreement or upon termination of the Lease Term for any other reason or as a result of any other action or condition, the Company shall purchase the Facility from the Agency for the purchase price of One Dollar ($1.00) and the Agency and the Company shall promptly terminate this Lease Agreement. The closing on the purchase of the Facility shall take place not later than sixty (60) days after the termination of the Lease Term, or such later date as shall be mutually acceptable to the Agency and the Company.

     Section 11.4. Conveyance on Purchase. At the closing of the purchase of the Facility pursuant to Section 11.3 hereof, the Agency shall, upon receipt of the purchase price and, if applicable, the payment of all payments set forth in
Section 11.2 (a) herein, deliver to the Company all necessary documents (a) to convey to the Company title to the Property being purchased, as such Property exists, subject only to the following: (i) any Liens to which title to such Property was subject when conveyed to the Agency, (ii) any Liens created at the request of the Company, to the creation of which the Company consented or in the creation of which the Company acquiesced, including without limitation, the Mortgage, (iii) any Liens resulting from the failure of the Company to perform or observe any of the agreements on its part contained in this Lease Agreement or arising out of an Event of Default, (b) to release and convey to the Company all of the Agency's rights and interest in and to any rights of action or any Net Proceeds of insurance or Condemnation awards with respect to the Facility. Upon conveyance of title to the Company, the Company shall assume the obligations of the Agency under the Mortgage. Upon delivery of such title by the Agency, the Company shall deliver a release and agreement that the exculpation provisions and the obligations of the Company in Sections 5.3(b) and 8.2 hereof, together with the obligation to insure the same, shall survive such conveyance on purchase of the Facility.

court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

     Section 12.4. Amendments, Changes and Modifications. This Lease Agreement may not be amended, changed, modified, altered or terminated except by an instrument in writing executed by the parties hereto.

     Section 12.5. Execution of Counterparts. This Lease Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     Section 12.6. Applicable Law. This Lease Agreement shall be governed exclusively by the applicable laws of the State.

     Section 12.7. Survival of Obligations. The obligations of the Company to make the payments required by Section 5.3(b) hereof and to provide the indemnity required by Section 8.2 hereof shall survive the termination of this Lease Agreement.

     Section 12.8. Table of Contents and Section Headings Not Controlling. The Table of Contents and the Headings of the several Sections in this Lease Agreement have been prepared for convenience of reference only and shall not control, affect the meaning or be taken as an interpretation of any provision of this Lease Agreement.

     Section 12.9. No Recourse; Special Obligation.

     (a) All covenants, stipulations, promises, agreements and obligations (collectively, the "Obligations") of the Agency contained in this Lease Agreement and in the other Lease Documents shall be deemed to be the Obligations of the Agency and not of any member, officer, servant or employee of the Agency (collectively, the "Employee of the Agency") in his individual capacity, and no recourse under or upon any Obligation in the Lease Documents contained or otherwise based upon or in respect of this Lease Agreement or the other Lease Documents, or for any claim based thereon or otherwise in respect hereof or thereof, shall be had against any past, present or future Employee of the Agency, as such, or of any successor public benefit corporation or political subdivision or any person so executing any of the Lease Documents on behalf of the Agency, either directly or through the Agency or any successor public benefit corporation or political subdivision or any person executing any of the Lease Documents, it being expressly understood that Lease Documents issued thereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by any such Employee of the Agency or of any successor public benefit corporation or political subdivision or any person so executing the Lease Documents or under or by reason of the Obligations, contained in the Lease Documents or implied therefrom; and that any and all such personal liability of, and any and all such rights and claims against, every Employee of the Agency because of the creation of the indebtedness thereby authorized by the Lease Documents, or under or by reason of the Obligations contained in any of the Lease Documents or implied therefrom, are, to the extent permitted by law, expressly waived and released as a condition of, and as a consideration for, the execution of the Lease Documents.

     (b) The Obligations and agreements of the Agency contained herein shall not constitute or give rise to an obligation of the State of New York, or the Town of Waterford, New York and neither the State of New York nor the Town of Waterford, New York shall be liable thereon, and further such Obligations shall not constitute or give rise to a general obligation of the Agency, but rather shall constitute limited obligations of the Agency payable solely from the revenues of the Agency derived and to be derived from the lease or other disposition of the Facility.

     (c) Notwithstanding any provision of this Lease Agreement to the contrary, the Agency shall not be obligated to take any action pursuant to any provision hereof unless (i) the Agency shall have been requested to do so in writing by the Company and (ii) if compliance with such request is reasonably expected to result in the incurrence by the Agency (or any member, officer, agent, servant or employee of the Agency) of any liability, fees, expenses or other costs, the Agency shall have received from the party making such request security or indemnity satisfactory to the Agency for protection against all such liability and for the reimbursement of all such fees, expenses and other costs.

     Section 12.10. Recording and Filing. This Lease Agreement or a memorandum thereof shall be recorded by the Agency in the Office of the Clerk of Saratoga County, New York, or in such other office as may at the time be provided by law as the proper place for the recordation or filing thereof.

     Section 12.11. Subordination. This Lease Agreement and the rights of the Company hereunder are in all respects subject and subordinate to the Mortgage.

     IN WITNESS WHEREOF, the Company and the Agency have caused this Lease Agreement to be executed in their respective names by Authorized
Representatives, and the Agency and the Company have caused this Lease Agreement to be dated as of March 16, 1998.


                                        WATERFORD INDUSTRIAL
                                          DEVELOPMENT AGENCY


                                        By: /s/ JOHN E. LAWLER
                                            --------------------------
                                            John E. Lawler, Chairman


                                        GRAND LLC


                                        By: /s/ Nourollah Elghanayan
                                            --------------------------
                                            Nourollah Elghanayan



STATE OF NEW YORK   )
COUNTY OF Albany    ) ss.:

     On this 18th day of March, 1998 before me personally came JOHN E. LAWLER, to me known, who being by me duly sworn, did depose and say that he resides in the Town of Waterford, New York, that he is the CHAIRMAN of WATERFORD INDUSTRIAL DEVELOPMENT AGENCY, the public benefit corporation of the State of New York described in and which executed the within Lease Agreement; and that he signed his name thereto by authority of such public benefit corporation.


                                        /s/ CHRISTOPHER M. SCARINGE
                                        ----------------------------------------
                                                      Notary Public

                                                 CHRISTOPHER M. SCARINGE
                                            Notary Public, State of New York
                                                       No. 4976097
                                               Qualified in Albany County
                                           Commission Expires January 14, 1999

STATE OF NEW YORK   )
COUNTY OF Suffolk   ) ss.:

     On this 16th day of March, 1998, before me personally came Nourollah Elghanayan to me known, who being by me duly sworn, did depose and say that he resides in 135 Engineers Rd, Hauppauge, NY, that he is a member of GRAND LLC, the business limited liability company described in and which executed the within Lease Agreement and that he had authority to sign the foregoing instrument on behalf of said company; and that he duly acknowledged to me that he executed the foregoing instrument as the act and deed of said corporation.



                                        /s/ ROBERT JOSEPH KNOPF
                                        ----------------------------------------
                                             Notary Public

                                                   ROBERT JOSEPH KNOPF
                                              Notary Public, State of N.Y.
                                                       No. 4627472
                                               Qualified in Suffolk County
                                            Commission Expires: June 30, 1998


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